UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 28, 2026

Columbia Financial, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38456	22-3504946
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

19-01 Route 208 North, Fair Lawn, New Jersey 07410
(Address of principal executive offices)

(800) 522-4167
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	CLBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of First Senior Executive Vice President and Chief Banking Officer and Executive Vice President and Chief Financial Officer

On January 28, 2026, the Board of Directors of Columbia Financial, Inc. (the “Company”) and its wholly owned subsidiary, Columbia Bank (the “Bank”), approved the promotion, effective immediately, of Dennis E. Gibney, Senior Executive Vice President and Chief Financial Officer of the Company and the Bank, to First Senior Executive Vice President and Chief Banking Officer of the Company and the Bank. In connection with Mr. Gibney’s promotion, effective immediately, Thomas Splaine, Jr., First Senior Vice President and Chief Accounting Officer of the Company and the Bank, was appointed Executive Vice President and Chief Financial Officer of the Company and the Bank.

Mr. Gibney, age 52, was appointed Executive Vice President and Chief Financial Officer of the Company and the Bank in 2014 and was subsequently designated as a Senior Executive Vice President in May 2025. Prior to joining the Company and the Bank, Mr. Gibney had 17 years of prior banking experience and served as Principal at FinPro Capital Advisors, Inc., an investment banking and consulting firm specializing in the financial services industry.

Mr. Splaine, age 60, was appointed First Senior Vice President and Chief Accounting Officer of the Company and the Bank in February 2025. Prior to joining the Company and the Bank, Mr. Splaine served as Executive Vice President and Chief Financial Officer of Lakeland Bancorp, Inc. from March 2017 to May 2024, and as First Senior Vice President and Chief Accounting Officer of Lakeland Bancorp, Inc. from May 2016 to March 2017. Mr. Splaine served in various capacities at Investors Bancorp, Inc. from 2004 through 2015, including Senior Vice President, Financial Planning and Analysis and Investor Relations (from January 2015 to December 2015) and as Senior Vice President and Chief Financial Officer (from January 2008 to January 2015). Prior to that time, Mr. Splaine was a Senior Audit Manager at KPMG LLP.

In connection with his promotion to First Senior Executive Vice President and Chief Banking Officer, Mr. Gibney’s base salary was increased to $700,000 and his incentive opportunities under the Company’s Performance Annual Incentive Program (“PAIP”) and Long-Term Incentive Program (“LTIP”) were increased to 70% and 100%, respectively, of base salary. In connection with his appointment as Executive Vice President and Chief Financial Officer, Mr. Splaine’s base salary was increased to $425,000 and his incentive opportunities under the PAIP and LTIP were increased to 50% and 50%, respectively, of base salary.

There are no family arrangements between either Mr. Gibney or Mr. Splaine and any director or executive officer of the Company or the Bank, and there are no arrangements or understandings with any person pursuant to which either Mr. Gibney or Mr. Splaine has been selected to serve as an officer of the Company and the Bank. In addition, except as described herein, there have been no transactions directly or indirectly involving either Mr. Gibney or Mr. Splaine that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K of the Securities and Exchange Commission.

A copy of the press release announcing Mr. Gibney’s appointment as First Senior Executive Vice President and Chief Banking Officer and Mr. Splaine’s appointment as Executive Vice President and Chief Financial Officer is included as Exhibit 99.1 hereto and is incorporated herein by reference.

Approval of 2026 Phantom Stock Plan

On January 28, 2026, the Board of Directors of the Company adopted the Columbia Financial, Inc. 2026 Phantom Stock Plan (the “Phantom Stock Plan”). The purpose of the Phantom Stock Plan is to promote the long-term financial success of the Company by providing a means to attract, retain and reward individuals who contribute to the Company’s success and to further align their interests with those of the Company.

Under the terms of the Phantom Stock Plan, eligible employees and directors of the Company may be granted phantom stock units, which confer to the recipient the benefits of owning shares of the Company’s common stock without the actual ownership or transfer of shares. Each phantom stock unit entitles the participant to receive, upon the vesting of the phantom stock unit, a cash amount equal to the fair market value of a share of Company common stock as of the vesting date. “Fair market value” is defined as the last sale price reported on the Nasdaq Stock Market, or other national securities exchange on which shares of the Company’s common stock are traded, as of the vesting date (or, if the Company’s common stock is not listed on a national securities exchange on the vesting date, as otherwise determined by the Compensation Committee of the Company’s Board of Directors in accordance with the terms of the Phantom Stock Plan). Phantom stock units may be granted as performance awards, and awards under the Phantom Stock Plan are subject to the terms and conditions of the Company’s LTIP in effect for the applicable plan year.

The Phantom Stock Plan will be administered by the Compensation Committee of the Company’s Board of Directors, which will have the discretion and authority to interpret the Phantom Stock Plan and make all determinations that may be necessary or advisable for the administration of the Phantom Stock Plan. The aggregate number of phantom stock units available for awards granted under the Phantom Stock Plan at any time for each plan year will be determined from time to time by the Compensation Committee based on the LTIP for the applicable plan year.

The Company will file a copy of the Phantom Stock Plan as an exhibit to its Annual Report on Form 10-K for the year ended December 31, 2025.

Item 9.01 Financial Statements and Exhibits

        (d) Exhibits

Exhibit Number	Description
99.1	Press release dated January 29, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Date:	January 30, 2026	/s/Dennis E. Gibney
Dennis E. Gibney
First Senior Executive Vice President and Chief Banking Officer

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